SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                         _______________

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 or 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  December 16, 1998


             Atlantic Coast Airlines Holdings, Inc.,
       (Exact Name of Registrant as Specified in Charter)



      Delaware              0-21976              13-3621051
  (State or Other         (Commission           (IRS Employer
    Jurisdiction          File Number)       Identification No.)
 of Incorporation)


        515-A Shaw Road, Dulles, VA                 20166
 (Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number, including area code:  (703) 925-6000


                               N/A
  (Former Name or Former Address, if Changed Since Last Report)








Item 5.   Other Events

     On December 16, 1998, the board of directors of Atlantic
Coast Airlines Holdings, Inc., adopted a stockholder rights plan.

Item 7. Financial Information, Pro Forma Financial Information and Exhibits

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits

     Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto:

     Exhibit     Description

     99.1 Summary of the Rights issued pursuant to the Rights Agreement, dated as of January 27,
                 1999, between Atlantic Coast Airlines
                 Holdings, Inc., and Continental Stock Transfer
                 & Trust Company.

     99.2 Press release of December 16, 1998 regarding adoption of stockholder rights plan.

     99.3 Form of letter to be sent to stockholders announcing the adoption of stockholder rights plan and transmitting Summary of the Rights.





                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ATLANTIC COAST AIRLINES HOLDINGS,
                              INC.



Date:  January 28, 1999       By: /s/  Paul H. Tate
                                Name:  Paul H. Tate
                                Title:  Executive Vice
                                President, Chief Financial
                                Officer, Treasurer and Assistant
                                Secretary